UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENANTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Enanta Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On March 6, 2024 C/O MEDIANT COMMUNICATIONS P.O. BOX 8016, CARY, NC 27512-9903 For Stockholders of record as of January 16, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ENTA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ENTA Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before February 23, 2024. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/ENTA (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Enanta Pharmaceuticals, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, March 6, 2024 Time: 5:00 PM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ENTA for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ENTA SEE REVERSE FOR FULL AGENDA

Enanta Pharmaceuticals, Inc. Annual Meeting of Stockholders MANAGEMENT RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, AND 4 PROPOSAL 1. To elect three Class II directors to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified. 1.01 Yujiro S. Hata 1.02 Kristine Peterson 1.03 Terry C. Vance 2. To approve an amendment to our 2019 Equity Incentive Plan. 3. To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement. 4. To ratify the appointment of PricewaterhouseCoopers LLP as Enanta’s independent registered public accounting firm for the 2024 fiscal year. To transact any other business that may properly come before the meeting or any adjournment of the meeting.